UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 7, 2018
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

WSFS FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 7, 2018, WSFS Financial Corporation (“WSFS”), a Delaware corporation and the parent holding company of Wilmington Savings Fund Society, FSB (“WSFS Bank”), and Beneficial Bancorp, Inc. (“Beneficial”), a Maryland corporation and the parent holding company of Beneficial Bank (“Beneficial Bank”), entered into an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which, subject to the terms and conditions of the Agreement, among other things, (i) Beneficial will merge with and into WSFS (the “Merger”), with WSFS continuing as the surviving corporation in the Merger and (ii) concurrently with the Merger, Beneficial Bank will merge with and into WSFS Bank, with WSFS Bank continuing as the surviving bank (together with the Merger, the “Mergers”).

Subject to the terms and conditions of the Agreement, upon the consummation of the Merger, each share of common stock, par value $0.01 per share, of Beneficial (“Beneficial Common Stock”), will be converted into the right to receive (i) 0.3013 of a share of common stock, par value $0.01 per share, of WSFS (“WSFS Common Stock”) and (ii) $2.93 in cash.

The Agreement contains customary representations and warranties and covenants by WSFS and Beneficial, including, among others, covenants relating to (1) the conduct of each party’s business during the period prior to the consummation of the Merger, (2) each party’s obligations to facilitate its stockholders’ consideration of, and voting upon, the Agreement and the Merger as well as, in the case of WSFS, the issuance of shares of WSFS Common Stock in connection with the Merger (the “WSFS Share Issuance”), (3) the recommendation by the parties’ respective boards of directors in favor of approval of the Agreement and the Mergers, and, in the case of WSFS, the WSFS Share Issuance, and (4) Beneficial’s non-solicitation obligations relating to alternative business combination transactions. Furthermore, the Agreement provides that, following the consummation of the Merger, three current directors of Beneficial will join the WSFS board of directors.

The Merger is subject to customary closing conditions, including, among others, (1) approval of the Merger by the stockholders of Beneficial and WSFS and the approval of the WSFS Share Issuance by the stockholders of WSFS, (2) receipt of required regulatory approvals, (3) the absence of any law or order prohibiting the consummation of the transactions contemplated by the Agreement (including the Mergers), (4) the effectiveness of the registration statement for the WSFS Common Stock to be issued in the Merger, (5) the approval of the listing on the Nasdaq Global Select Market of the WSFS Common Stock to be issued in the Merger and (6) receipt by each party of an opinion from WSFS’ counsel to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Each party’s obligation to consummate the Mergers is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (2) performance in all material respects by the other party of its obligations under the Agreement. WSFS’ obligation to consummate the Mergers is also subject to the receipt of regulatory approvals without the imposition of a condition that would reasonably be expected to be materially financially burdensome to the business, operations, financial condition or results of operations on WSFS’ business or on the business of Beneficial or Beneficial Bank.

The Agreement provides certain termination rights for both WSFS and Beneficial and further provides that a termination fee of $52,500,000 will be payable by either WSFS or Beneficial, as applicable, upon termination of the Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Mergers, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding WSFS or Beneficial, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding WSFS, Beneficial, their respective affiliates or their respective businesses, the Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of WSFS and Beneficial and a prospectus of WSFS, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of WSFS and Beneficial make, as applicable, with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Voting Agreement

In connection with the Agreement, WSFS entered into a Voting Agreements with Beneficial, and each director of Beneficial and certain executive officers of Beneficial, a form of which is attached to this Current Report as Exhibit 10.1 (the “Beneficial Voting Agreements”). In addition, Beneficial entered into Voting Agreements with WSFS, and each director of WSFS and certain executive officers of WSFS, a form of which is attached to this Current Report as Exhibit 10.2 (together with the Beneficial Voting Agreements, the “Voting Agreements”). The stockholders that are party to the Voting Agreement beneficially own in the aggregate approximately 5.5% of the outstanding shares of Beneficial Common Stock and 5.2% of the outstanding shares of WSFS Common Stock. The Voting Agreements require, among other things, that the stockholder party thereto vote all of his or her shares of Beneficial Common Stock or WSFS Common Stock, as applicable, in favor of the Merger and the other transactions contemplated by the Agreement and against alternative transactions and not to, directly or indirectly, assign, sell, transfer or otherwise dispose of their shares of Beneficial Common Stock or WSFS Common Stock, as applicable, subject to certain exceptions.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of Voting Agreement, which are attached to this Current Report as Exhibit 10.1 and Exhibit 10.2, and incorporated by reference herein.

Important Additional Information will be Filed with the SEC

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by WSFS of Beneficial (the “Proposed Transaction”). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Proposed Transaction, WSFS will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of WSFS and Beneficial and a prospectus of WSFS (the “Joint Proxy/Prospectus”), and each of WSFS and Beneficial may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Joint Proxy /Prospectus will be mailed to stockholders of WSFS and Beneficial. Stockholders are urged to read the Registration Statement and the Joint Proxy/Prospectus regarding the Proposed Transaction carefully and in their entirety when they become available and any other relevant documents filed with the SEC by WSFS and Beneficial, as well as any amendments or supplements to those documents, because they will contain important information about the Proposed Transaction.

Free copies of the Registration Statement and the Joint Proxy/Prospectus, as well as other filings containing information about WSFS and Beneficial, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to WSFS Financial Corporation, WSFS Bank Center, 500 Delaware Avenue, Wilmington, Delaware 19801 or by directing a request to Beneficial Bancorp, Inc., Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania 19103.

Participants in the Solicitation

WSFS, Beneficial and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of WSFS or Beneficial in respect of the Proposed Transaction. Information about WSFS’ directors and executive officers is available in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018, and information regarding Beneficial’s directors and executive officers is available in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 8, 2018. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements relating to the impact WSFS expects its proposed acquisition of Beneficial to have on the combined entity’s operations, financial condition, and financial results, and WSFS’ expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies WSFS expects to realize as a result of the proposed acquisition. The forward-looking statements also include predications or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of WSFS and Beneficial) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in WSFS’ share price before closing, that the businesses of WSFS and Beneficial will not be integrated successfully, that the cost savings and any synergies from the proposed acquisition may not be fully realized or may take longer to realize than expected, disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom WSFS or Beneficial have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of shares of WSFS common stock to be issued in the transaction, the reaction to the transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of WSFS and Beneficial. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of WSFS’ Annual Report on Form 10-K for the year ended December 31, 2017, the Annual Report on Form 10-K filed by Beneficial for the year ended December 31, 2017 and any updates to those risk factors set forth in WSFS’ and Beneficial’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by WSFS and Beneficial with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on WSFS, Beneficial or their respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Neither WSFS nor Beneficial undertakes any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit 2.1 –	Agreement and Plan of Reorganization, dated August 7, 2018, by and between WSFS Financial Corporation and Beneficial Bancorp, Inc.*

Exhibit 10.1 –	Form of Voting Agreement, dated August 7, 2018, by and between WSFS Financial Corporation, Beneficial Bancorp, Inc. and certain stockholders of Beneficial Bancorp, Inc.

Exhibit 10.2 –	Form of Voting Agreement, dated August 7, 2018, by and between WSFS Financial Corporation, Beneficial Bancorp, Inc. and certain stockholders of WSFS Financial Corporation.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date: August 8, 2018	By:	/s/ Dominic C. Canuso
	Name:	Dominic C. Canuso
	Title:	Executive Vice President and Chief Financial Officer